HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                           HV-5795 - PremierSolutions (Standard - Series A)

Supplement dated February 25, 2010 to your Prospectus dated May 1, 2009

FUND MERGER:

THE HARTFORD INCOME ALLOCATION FUND — CLASS R5

The Hartford Income Allocation Fund merged into The Hartford Total Return Bond Fund effective on October 2, 2009. As a result, as of October 2, 2009, The Hartford Income Allocation Fund Sub-Account is no longer available and all references to the Sub-Account are deleted.

This means if any of your Participant Account value was allocated to The Hartford Income Allocation Fund Sub-Account, that amount was merged into The Hartford Total Return Bond Fund Sub-Account after the close of the New York Stock Exchange on October 2, 2009.

Effective on October 2, 2009, the following changes were made to your prospectus:

On the first page of your prospectus, the following information is added alphabetically to the list of portfolios companies:

The Hartford Total Return Bond Fund — Class R5

The following is added under the sub-section entitled “Retail Mutual Funds” under the subsection entitled “The Fund” describing the investment objective and investment adviser/sub-adviser:

SUB-ACCOUNT	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUB-ADVISOR
The Total Return Bond Fund — Class R5	Seeks competitive total return, with income as a secondary objective	Hartford Investment Financial Services, LLC Sub-advised by Hartford Investment Management Company

If you were enrolled in any Dollar Cost Averaging Program with allocations to The Hartford Income Allocation Fund Sub-Account, that allocation was directed to The Hartford Total Return Bond Fund Sub-Account after the close of trading on the New York Stock Exchange on October 2, 2009.  If you are enrolled in any Asset Rebalancing Program with allocations to The Hartford Income Allocation Fund Sub-Account, your program enrollment terminated on October 2, 2009.  In addition, after the close of trading on the New York Stock Exchange on October 2, 2009, future Contributions with allocations to The Hartford Income Allocation Fund Sub-Account were directed to The Hartford Total Return Bond Fund Sub-Account.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.